Exhibit 99.1

Blackstone Reports Second Quarter 2025 Results

New York, July 24, 2025: Blackstone (NYSE:BX) today reported its second quarter 2025 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone delivered outstanding second-

quarter results, reflective of the broader underlying expansion of the firm’s business and earnings power,

particularly in private wealth, credit and insurance, and infrastructure. Despite the volatile market backdrop, we grew earnings significantly and total assets under management increased 13% year-over-year to more than

$1.2 trillion—a new industry record. Most importantly, we continued to deliver strong investment performance for our LPs, with the highest overall amount of fund appreciation in nearly four years.”

Blackstone issued a full detailed presentation of its second quarter 2025 results, which can be viewed at

www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $1.03 per share to record holders of common stock at the close of business on August 4, 2025. This dividend will be paid on August 11, 2025.

Quarterly Investor Call Details

Blackstone will host its second quarter 2025 investor conference via public webcast on July 24, 2025 at

9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1725493&tp_key=ccdd76990b. For those unable to listen to the live

Blackstone

345 Park Avenue, New York, NY 10154

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www.blackstone.com

broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s

$1.2 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual

Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the

SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings.

The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

Blackstone’s Second
Quarter 2025 Earnings

JULY 24, 2025

BLACKSTONE’S SECOND QUARTER 2025 GAAP RESULTS

▪	GAAP Net Income was $1.6 billion for the quarter and $2.8 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $764 million for the quarter and $1.4 billion YTD.

($ in thousands, except per share data) (unaudited)	2Q’24	2Q’25	2Q’24 YTD	2Q’25 YTD	2Q’24 LTM	2Q’25 LTM

Revenues

Management and Advisory Fees, Net	$1,787,313	$2,035,495	$3,514,461	$3,939,812	$6,818,036	$7,614,287

Incentive Fees	188,299	195,414	367,640	387,239	766,858	983,777

Performance Allocations	653,870	1,143,103	1,752,330	1,968,354	1,780,342	4,045,177

Principal Investments	42,269	462,562	582,489	806,817	447,593	937,177

Interest and Dividend Revenue	104,999	100,389	202,838	197,809	480,345	406,130

Other	19,631	(225,063)	64,451	(298,673)	17,340	(239,431)

Total Revenues	$2,796,381	$3,711,900	$6,484,209	$7,001,358	$10,310,514	$13,747,117

Expenses

Compensation and Benefits	1,206,202	1,421,530	2,514,506	2,853,370	4,003,770	5,332,917

General, Administrative and Other	311,928	360,817	681,878	693,190	1,250,755	1,373,221

Interest Expense	108,616	135,822	216,819	253,937	436,150	480,806

Fund Expenses	5,960	14,434	9,910	26,538	48,913	36,304

Total Expenses	$1,632,706	$1,932,603	$3,423,113	$3,827,035	$5,739,588	$7,223,248

Other Income (Loss)	$44,934	$136,330	$27,167	$193,905	$(210,281)	$215,576

Income Before Provision for Taxes	$1,208,609	$1,915,627	$3,088,263	$3,368,228	$4,360,645	$6,739,445

Provision for Taxes	260,246	289,494	543,917	533,321	786,434	1,011,075

Net Income	$948,363	$1,626,133	$2,544,346	$2,834,907	$3,574,211	$5,728,370

Redeemable NCI in Consolidated Entities	258	18,209	(39,411)	26,109	(295,917)	4,231

Non-Redeemable NCI in Consolidated Entities	503,691	843,680	1,291,957	1,429,702	1,874,534	2,860,335

Net Income Attributable to Blackstone Inc.	$444,414	$764,244	$1,291,800	$1,379,096	$1,995,594	$2,863,804

Net Income Per Share of Common Stock, Basic	$0.58	$0.98	$1.69	$1.77	$2.62	$3.71

Net Income Per Share of Common Stock, Diluted	$0.58	$0.98	$1.69	$1.77	$2.62	$3.71

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and

Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.

Blackstone | 1

BLACKSTONE’S SECOND QUARTER 2025 HIGHLIGHTS

Financial Measures

▪   Fee Related Earnings (“FRE”) of $1.5 billion ($1.19/share) in the quarter

–  FRE was $5.7 billion over the last twelve months (“LTM”) ($4.68/share)

▪   Distributable Earnings (“DE”) of $1.6 billion ($1.21/share) in the quarter

–  DE was $6.4 billion over the LTM ($5.00/share)

▪   Net Accrued Performance Revenues of $6.6 billion ($5.37/share)

Capital Metrics

▪   Total Assets Under Management (“AUM”) of $1,211.2 billion

–  Fee-Earning AUM of $887.1 billion

–  Perpetual Capital AUM of $484.6 billion

▪   Inflows of $52.1 billion in the quarter and $211.8 billion over the LTM

▪   Deployment of $33.1 billion in the quarter and $145.1 billion over the LTM

▪   Realizations of $23.4 billion in the quarter and $97.5 billion over the LTM

Capital Returned to Shareholders

▪   Dividend of $1.03 per common share payable on August 11, 2025

–  Dividends of $4.26 per common share over the LTM

▪   Repurchased 0.2 million common shares in the quarter and 1.7 million common shares over the LTM

▪   $1.4 billion to be distributed to shareholders with respect to the second quarter and
$5.8 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S SECOND QUARTER 2025 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	2Q’24	2Q’25	vs. 2Q’24	2Q’24 YTD	2Q’25 YTD	vs. 2Q’24 YTD

Management and Advisory Fees, Net	$1,779,938	$2,020,012	13%	$3,487,509	$3,912,010	12%

Fee Related Performance Revenues	177,067	472,050	167%	472,568	765,965	62%

Fee Related Compensation	(552,913)	(700,316)	27%	(1,106,990)	(1,317,298)	19%

Other Operating Expenses	(293,122)	(332,243)	13%	(582,100)	(639,118)	10%

Fee Related Earnings	$1,110,970	$1,459,503	31%	$2,270,987	$2,721,559	20%

Realized Performance Revenues	542,889	553,121	2%	1,079,282	1,013,144	(6)%

Realized Performance Compensation	(251,057)	(256,624)	2%	(504,081)	(477,548)	(5)%

Realized Principal Investment Income	16,572	29,421	78%	26,510	147,331	456%

Net Realizations	308,404	325,918	6%	601,711	682,927	13%

Total Segment Distributable Earnings	$1,419,374	$1,785,421	26%	$2,872,698	$3,404,486	19%

Distributable Earnings	$1,252,221	$1,565,763	25%	$2,518,599	$2,976,568	18%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.58	$0.98	69%	$1.69	$1.77	5%

FRE per Share	$0.91	$1.19	31%	$1.86	$2.22	19%

DE per Common Share	$0.96	$1.21	26%	$1.94	$2.30	19%

Total Segment Revenues	$2,516,466	$3,074,604	22%	$5,065,869	$5,838,450	15%

Total Assets Under Management	$1,076,371,811	$1,211,207,341	13%	$1,076,371,811	$1,211,207,341	13%

Fee-Earning Assets Under Management	$808,656,801	$887,114,205	10%	$808,656,801	$887,114,205	10%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per

Common Share amounts represent the sum of the last two quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segment Measures.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across nearly all strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $6.6 billion ($5.37/share).

Investment Performance

(appreciation / gross returns)

	2Q’25	2Q’25 LTM

Real Estate

Opportunistic	0.1%	(3.6)%

Core+	(0.4)%	(0.5)%

Private Equity

Corporate Private Equity	5.1%	17.2%

Tactical Opportunities	4.1%	14.3%

Secondaries	6.6%	10.9%

Infrastructure	2.9%	19.1%

Credit & Insurance

Private Credit	3.0%	13.3%

Liquid Credit	2.4%	7.9%

Multi-Asset Investing

Absolute Return Composite	2.8%	11.8%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Private Credit net returns were 2.2% and 9.5% for 2Q’25 and 2Q’25 LTM, respectively. Liquid Credit net returns were 2.3% and 7.4% for 2Q’25 and 2Q’25 LTM, respectively. Absolute Return Composite net returns were 2.5% and 10.6% for 2Q’25 and 2Q’25 LTM, respectively.

See notes on page 34 for additional details on these strategies and our investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $52.1 billion in the quarter, bringing LTM inflows to $211.8 billion.

▪	Deployed $33.1 billion in the quarter and $145.1 billion over the LTM.

–	Committed an additional $19.5 billion that was not yet deployed in the quarter.

▪	Realizations were $23.4 billion in the quarter and $97.5 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	2Q’25	2Q’25 LTM	2Q’25	2Q’25 LTM	2Q’25	2Q’25 LTM

Real Estate	$7,222	$27,327	$6,168	$22,071	$5,249	$22,418

Opportunistic	383	4,137	1,230	10,186	636	4,249

Core+	4,479	14,502	1,857	4,896	2,141	8,977

Debt Strategies	2,360	8,688	3,081	6,989	2,472	9,192

Private Equity	15,323	58,826	11,759	51,655	7,316	29,604

Corporate Private Equity	7,714	31,178	5,088	23,450	3,875	15,471

Tactical Opportunities	550	3,491	231	4,794	1,042	4,452

Secondaries	3,289	12,983	2,453	14,856	1,687	7,265

Infrastructure	3,770	11,174	3,986	8,554	712	2,417

Credit & Insurance	26,818	112,738	14,098	68,146	9,962	42,179

Multi-Asset Investing	2,714	12,861	1,055	3,231	825	3,274

Total Blackstone	$52,077	$211,752	$33,080	$145,104	$23,352	$97,475

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,211.2 billion, up 13% year-over-year, with $52.1 billion of inflows in the quarter and $211.8 billion over the LTM.

▪	Fee-Earning AUM of $887.1 billion was up 10% year-over-year, with $41.9 billion of inflows in the quarter and $159.4 billion over the LTM.

▪	Perpetual Capital AUM reached $484.6 billion, up 16% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $415.9 billion, representing 47% of Fee-Earning AUM.

Multi-Asset Investing had $200 million and $186 million of Perpetual Capital AUM as of 2Q’24 and 2Q’25, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $604.4 billion at quarter end, up 14% year-over-year.

▪	Total Dry Powder of $181.2 billion available for future investments.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	2Q’25 Total Segment Distributable Earnings were $1.8 billion.

▪	LTM Total Segment Distributable Earnings were $7.2 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: $325.0 billion with inflows of $7.2 billion in the quarter and $27.3 billion over the LTM.

–	Inflows in the quarter included $2.4 billion in BREDS, of which $1.2 billion was from Insurance SMAs, $1.1 billion of capital raised in BREIT, and $1.0 billion in Blackstone Americas Logistics within Core+.

▪	Capital Deployed: $6.2 billion in the quarter, including acquisitions of a portfolio of performing commercial real estate loans in BREDS and a Texas Industrial portfolio in Core+, and $22.1 billion over the LTM.

▪	Realizations: $5.2 billion in the quarter and $22.4 billion over the LTM.

▪	Appreciation: Opportunistic funds appreciated 0.1% in the quarter and declined (3.6)% over the LTM; Core+ funds declined (0.4)% in the quarter and (0.5)% over the LTM.

			% Change			% Change

($ in thousands)	2Q’24	2Q’25	vs. 2Q’24	2Q’24 YTD	2Q’25 YTD	vs. 2Q’24 YTD

Management Fees, Net	$757,457	$711,292	(6)%	$1,477,896	$1,412,140	(4)%

Fee Related Performance Revenues	606	89,590	n/m	130,564	127,393	(2)%

Fee Related Compensation	(184,404)	(170,209)	(8)%	(358,973)	(340,734)	(5)%

Other Operating Expenses	(92,378)	(87,048)	(6)%	(182,140)	(170,329)	(6)%

Fee Related Earnings	$481,281	$543,625	13%	$1,067,347	$1,028,470	(4)%

Realized Performance Revenues	53,472	43,587	(18)%	103,439	62,597	(39)%

Realized Performance Compensation	(25,295)	(24,139)	(5)%	(47,158)	(32,909)	(30)%

Realized Principal Investment Income	7,053	2,797	(60)%	9,246	3,146	(66)%

Net Realizations	35,230	22,245	(37)%	65,527	32,834	(50)%

Segment Distributable Earnings	$516,511	$565,870	10%	$1,132,874	$1,061,304	(6)%

Segment Revenues	$818,588	$847,266	4%	$1,721,145	$1,605,276	(7)%

Total AUM	$336,100,271	$324,994,725	(3)%	$336,100,271	$324,994,725	(3)%

Fee-Earning AUM	$299,066,252	$285,826,676	(4)%	$299,066,252	$285,826,676	(4)%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 18% to $388.9 billion with inflows of $15.3 billion in the quarter and $58.8 billion over the LTM.

–	Inflows in the quarter included $3.8 billion in Infrastructure, $3.5 billion for the third Corporate Private Equity Asia fund, and $3.3 billion in Secondaries.

–	$1.7 billion of capital raised for BXPE and $577 million of capital raised for BXINFRA.

▪	Capital Deployed: $11.8 billion in the quarter, including Safe Harbor Marinas, Citrin Cooperman, and AGS Airports,
and $51.7 billion over the LTM; committed an additional $9.5 billion in the quarter, including to TXNM Energy.

▪	Realizations: $7.3 billion in the quarter, including HealthEdge, Vine Energy, and Liftoff, and $29.6 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 5.1% in the quarter and 17.2% over the LTM.

–	Tactical Opportunities appreciated 4.1% in the quarter and 14.3% over the LTM; Secondaries appreciated 6.6% in the quarter and 10.9% over the LTM; Infrastructure appreciated 2.9% in the quarter and 19.1% over the LTM.

			% Change			% Change

($ in thousands)	2Q’24	2Q’25	vs. 2Q’24	2Q’24 YTD	2Q’25 YTD	vs. 2Q’24 YTD

Management and Advisory Fees, Net	$514,851	$706,298	37%	$1,016,058	$1,328,090	31%

Fee Related Performance Revenues	8,703	192,331	n/m	8,703	253,235	n/m

Fee Related Compensation	(158,068)	(266,925)	69%	(320,627)	(470,244)	47%

Other Operating Expenses	(87,436)	(112,300)	28%	(177,471)	(215,194)	21%

Fee Related Earnings	$278,050	$519,404	87%	$526,663	$895,887	70%

Realized Performance Revenues	381,797	408,980	7%	831,671	759,053	(9)%

Realized Performance Compensation	(179,761)	(196,824)	9%	(400,242)	(367,965)	(8)%

Realized Principal Investment Income	5,725	19,859	247%	28,154	29,035	3%

Net Realizations	207,761	232,015	12%	459,583	420,123	(9)%

Segment Distributable Earnings	$485,811	$751,419	55%	$986,246	$1,316,010	33%

Segment Revenues	$911,076	$1,327,468	46%	$1,884,586	$2,369,413	26%

Total AUM	$330,589,586	$388,907,242	18%	$330,589,586	$388,907,242	18%

Fee-Earning AUM	$200,486,740	$232,160,209	16%	$200,486,740	$232,160,209	16%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. BXPE and BXINFRA capital raised includes amounts allocated to other strategies.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 23% to $407.3 billion with inflows of $26.8 billion in the quarter and $112.7 billion over the LTM.

–	Inflows in the quarter included $8.9 billion for the global direct lending strategy, inclusive of $3.7 billion of equity raised for BCRED, and $7.1 billion for infrastructure and asset based credit strategies.

–	Closed 8 new CLOs (6 U.S. and 2 European) for $4.3 billion.

–	Subsequent to quarter end, announced a partnership with Legal and General (“L&G”) to provide access to investment-grade assets to support L&G’s business growth, and to develop public/private credit solutions.

▪	Capital Deployed: $14.1 billion in the quarter and $68.1 billion over the LTM driven by U.S. direct lending as well as infrastructure and asset based credit strategies; committed an additional $8.5 billion that was not yet deployed in the quarter.

▪	Realizations: $10.0 billion in the quarter and $42.2 billion over the LTM.

▪	Returns: Private Credit gross return of 3.0% (2.2% net) and Liquid Credit gross return of 2.4% (2.3% net) in the quarter.

–	Private Credit gross return of 13.3% (9.5% net) and Liquid Credit gross return of 7.9% (7.4% net) over the LTM.

			% Change			% Change

($ in thousands)	2Q’24	2Q’25	vs. 2Q’24	2Q’24 YTD	2Q’25 YTD	vs. 2Q’24 YTD

Management Fees, Net	$390,200	$470,627	21%	$760,015	$917,671	21%

Fee Related Performance Revenues	167,758	190,129	13%	333,301	385,337	16%

Fee Related Compensation	(172,551)	(220,305)	28%	(351,072)	(421,923)	20%

Other Operating Expenses	(88,348)	(107,426)	22%	(172,924)	(203,704)	18%

Fee Related Earnings	$297,059	$333,025	12%	$569,320	$677,381	19%

Realized Performance Revenues	91,247	87,393	(4)%	106,367	178,990	68%

Realized Performance Compensation	(37,738)	(30,433)	(19)%	(43,059)	(70,928)	65%

Realized Principal Investment Income	3,511	5,800	65%	7,072	113,703	n/m

Net Realizations	57,020	62,760	10%	70,380	221,765	215%

Segment Distributable Earnings	$354,079	$395,785	12%	$639,700	$899,146	41%

Segment Revenues	$652,716	$753,949	16%	$1,206,755	$1,595,701	32%

Total AUM	$330,117,204	$407,296,172	23%	$330,117,204	$407,296,172	23%

Fee-Earning AUM	$237,285,546	$288,931,236	22%	$237,285,546	$288,931,236	22%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 13% to $90.0 billion with inflows of $2.7 billion in the quarter and $12.9 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 2.8% in the quarter (2.5% net), outperforming the HFRX Global Hedge Fund Index, which was 1.8%.

–	Absolute Return benefited from performance across strategies, including quantitative, equities, macro, and credit during the quarter.

–	Gross return of 11.8% over the LTM (10.6% net), compared to 4.7% return for the HFRX Global Hedge Fund Index, with significantly less volatility than the broader markets.

			% Change			% Change

($ in thousands)	2Q’24	2Q’25	vs. 2Q’24	2Q’24 YTD	2Q’25 YTD	vs. 2Q’24 YTD

Management Fees, Net	$117,430	$131,795	12%	$233,540	$254,109	9%

Fee Related Compensation	(37,890)	(42,877)	13%	(76,318)	(84,397)	11%

Other Operating Expenses	(24,960)	(25,469)	2%	(49,565)	(49,891)	1%

Fee Related Earnings	$54,580	$63,449	16%	$107,657	$119,821	11%

Realized Performance Revenues	16,373	13,161	(20)%	37,805	12,504	(67)%

Realized Performance Compensation	(8,263)	(5,228)	(37)%	(13,622)	(5,746)	(58)%

Realized Principal Investment Income (Loss)	283	965	241%	(17,962)	1,447	n/m

Net Realizations	8,393	8,898	6%	6,221	8,205	32%

Segment Distributable Earnings	$62,973	$72,347	15%	$113,878	$128,026	12%

Segment Revenues	$134,086	$145,921	9%	$253,383	$268,060	6%

Total AUM	$79,564,750	$90,009,202	13%	$79,564,750	$90,009,202	13%

Fee-Earning AUM	$71,818,263	$80,196,084	12%	$71,818,263	$80,196,084	12%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24 YTD	2Q’25 YTD

Base Management Fees	$1,651,566	$1,710,941	$1,773,645	$1,807,119	$1,876,672	$3,296,296	$3,683,791

Transaction, Advisory and Other Fees, Net	132,536	82,506	117,708	111,309	165,690	199,474	276,999

Management Fee Offsets	(4,164)	(6,713)	(32,062)	(26,430)	(22,350)	(8,261)	(48,780)

Total Management and Advisory Fees, Net	1,779,938	1,786,734	1,859,291	1,891,998	2,020,012	3,487,509	3,912,010

Fee Related Performance Revenues	177,067	264,101	1,399,276	293,915	472,050	472,568	765,965

Fee Related Compensation	(552,913)	(554,855)	(1,077,477)	(616,982)	(700,316)	(1,106,990)	(1,317,298)

Other Operating Expenses	(293,122)	(320,823)	(345,169)	(306,875)	(332,243)	(582,100)	(639,118)

Fee Related Earnings	$1,110,970	$1,175,157	$1,835,921	$1,262,056	$1,459,503	$2,270,987	$2,721,559

Realized Performance Revenues	542,889	342,669	865,080	460,023	553,121	1,079,282	1,013,144

Realized Performance Compensation	(251,057)	(157,570)	(289,595)	(220,924)	(256,624)	(504,081)	(477,548)

Realized Principal Investment Income	16,572	40,403	25,613	117,910	29,421	26,510	147,331

Total Net Realizations	$308,404	$225,502	$601,098	$357,009	$325,918	$601,711	$682,927

Total Segment Distributable Earnings	$1,419,374	$1,400,659	$2,437,019	$1,619,065	$1,785,421	$2,872,698	$3,404,486

Distributable Earnings	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$2,518,599	$2,976,568

Additional Metrics:

Total Segment Revenues	$2,516,466	$2,433,907	$4,149,260	$2,763,846	$3,074,604	$5,065,869	$5,838,450

Total Assets Under Management	$1,076,371,811	$1,107,628,362	$1,127,179,996	$1,167,461,910	$1,211,207,341	$1,076,371,811	$1,211,207,341

Fee-Earning Assets Under Management	$808,656,801	$820,457,203	$830,708,603	$860,069,950	$887,114,205	$808,656,801	$887,114,205

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2025					Twelve Months Ended June 30, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$319,989	$370,990	$388,720	$87,763	$1,167,462	$336,100	$330,590	$330,117	$79,565	$1,076,372

Inflows	7,222	15,323	26,818	2,714	52,077	27,327	58,826	112,738	12,861	211,752

Outflows	(1,883)	(1,805)	(5,287)	(1,796)	(10,772)	(22,233)	(9,774)	(9,333)	(8,161)	(49,500)

Net Flows	5,339	13,518	21,531	917	41,306	5,095	49,053	103,405	4,700	162,252

Realizations	(5,249)	(7,316)	(9,962)	(825)	(23,352)	(22,418)	(29,604)	(42,179)	(3,274)	(97,475)

Market Activity	4,916	11,715	7,007	2,154	25,792	6,218	38,869	15,953	9,018	70,059

Ending Balance	$324,995	$388,907	$407,296	$90,009	$1,211,207	$324,995	$388,907	$407,296	$90,009	$1,211,207

% Change	2%	5%	5%	3%	4%	(3)%	18%	23%	13%	13%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2025					Twelve Months Ended June 30, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$282,060	$226,219	$274,120	$77,670	$860,070	$299,066	$200,487	$237,286	$71,818	$808,657

Inflows	7,587	7,550	23,817	2,945	41,900	26,464	39,825	82,637	10,475	159,401

Outflows	(1,713)	(805)	(5,873)	(1,689)	(10,080)	(20,706)	(6,142)	(12,773)	(7,576)	(47,197)

Net Flows	5,874	6,746	17,944	1,255	31,820	5,759	33,683	69,864	2,899	112,205

Realizations	(5,406)	(3,289)	(7,006)	(782)	(16,483)	(23,027)	(11,376)	(26,990)	(2,971)	(64,364)

Market Activity	3,297	2,484	3,873	2,053	11,707	4,029	9,367	8,772	8,450	30,617

Ending Balance	$285,827	$232,160	$288,931	$80,196	$887,114	$285,827	$232,160	$288,931	$80,196	$887,114

% Change	1%	3%	5%	3%	3%	(4)%	16%	22%	12%	10%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).

Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.

Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At June 30, 2025, Blackstone had $10.6 billion in total cash, cash equivalents, corporate treasury, and other investments and $20.5 billion of cash and net investments, or $16.64 per share.

▪	Blackstone has a $4.3 billion credit revolver ($3.6 billion undrawn) and maintains A+/A+ ratings.

($ in millions)	2Q’25

Cash and Cash Equivalents	$2,235

Corporate Treasury and Other Investments	8,336

GP/Fund Investments	3,289

Net Accrued Performance Revenues	6,608

Cash and Net Investments	$20,468

Outstanding Debt (at par)	12,004

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

December 2028 maturity

$10.6B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $6.8 billion as of June 30, 2025, which was comprised of $6.3 billion of liquid investments and $514 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet measures.

Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)

	2Q’24	1Q’25	2Q’25	2Q’25
				Per Share

Real Estate

BREP Global	$1,294	$904	$721	$0.59

BREP Europe	117	69	27	0.02

BREP Asia	97	98	98	0.08

BPP	73	37	45	0.04

BREDS	16	32	32	0.03

Real Estate	$1,595	$1,140	$923	$0.75

Private Equity

BCP Global	1,508	1,739	1,869	1.52

BCP Asia	190	253	344	0.28

Energy/Energy Transition	417	545	515	0.42

Core Private Equity	243	257	266	0.22

Tactical Opportunities	159	200	227	0.18

Secondaries	813	1,144	1,270	1.03

Infrastructure	478	248	247	0.20

Life Sciences	125	214	239	0.19

BTAS/BXPE	217	238	236	0.19

Private Equity	$4,150	$4,838	$5,212	$4.24

Credit & Insurance	$391	$374	$369	$0.30

Multi-Asset Investing	$78	$46	$103	$0.08

Net Accrued Performance Revenues	$6,214	$6,399	$6,608	$5.37

2Q’25 QoQ Rollforward

($ in millions)

		Net	Net

		Performance	Realized

	1Q’25	Revenues	Distributions	2Q’25

Real Estate	$1,140	$(111)	$(106)	$923

Private Equity	4,838	707	(332)	5,212

Credit & Insurance	374	179	(184)	369

Multi-Asset Investing	46	65	(8)	103

Total	$6,399	$840	$(631)	$6,608

QoQ Change				3%

2Q’25 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	2Q’24	Revenues	Distributions	2Q’25

Real Estate	$1,595	$(405)	$(267)	$923

Private Equity	4,150	2,636	(1,573)	5,212

Credit & Insurance	391	719	(741)	369

Multi-Asset Investing	78	301	(276)	103

Total	$6,214	$3,251	$(2,857)	$6,608

YoY Change				6%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per

Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 18

INVESTMENT RECORDS AS OF JUNE 30, 2025(a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP - BREP IV (Jan 1992 / Dec 2005)	$5,441,163	$-	$-	n/a	$12,219,526	2.0x	$12,219,526	2.0x	24%	24%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	2,336	n/a	13,468,476	2.3x	13,470,812	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	1,752	n/a	27,764,962	2.5x	27,766,714	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,506,798	898,732	1,584,660	0.5x	28,788,970	2.2x	30,373,630	1.9x	18%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,638,999	1,415,060	10,524,212	1.3x	23,084,365	2.3x	33,608,577	1.8x	23%	12%
BREP IX (Jun 2019 / Aug 2022)	21,356,236	3,197,042	21,704,362	1.2x	9,310,853	2.1x	31,015,215	1.4x	52%	8%
*BREP X (Aug 2022 / Feb 2028)	30,662,078	19,129,490	14,101,112	1.2x	1,071,053	1.2x	15,172,165	1.2x	7%	10%
Total Global BREP	$104,204,814	$24,640,324	$47,918,434	1.2x	$115,708,205	2.3x	$163,626,639	1.8x	17%	14%
BREP Int’l I-II (Jan 2001 / Jun 2008) (e)	€2,453,920	€-	€-	n/a	€3,956,202	1.9x	€3,956,202	1.9x	12%	12%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	385,566	56,204	0.3x	5,926,938	2.1x	5,983,142	2.0x	14%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,604	1,047,011	940,560	0.7x	10,217,388	1.9x	11,157,948	1.7x	17%	11%
BREP Europe V (Dec 2016 / Oct 2019)	7,997,397	757,584	4,192,061	0.8x	6,762,819	3.8x	10,954,880	1.5x	41%	6%
BREP Europe VI (Oct 2019 / Sep 2023)	9,935,641	2,869,990	7,798,015	1.1x	3,512,882	2.6x	11,310,897	1.4x	72%	8%
*BREP Europe VII (Sep 2023 / Mar 2029)	9,783,376	7,332,218	2,917,076	1.2x	47,242	1.1x	2,964,318	1.2x	n/m	15%
Total BREP Europe	€40,052,358	€12,392,369	€15,903,916	1.0x	€30,423,471	2.3x	€46,327,387	1.5x	16%	10%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$898,761	$1,509,465	1.8x	$7,369,699	2.0x	$8,879,164	1.9x	15%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,358,270	1,236,069	6,202,463	1.2x	2,387,241	1.8x	8,589,704	1.3x	23%	4%
*BREP Asia III (Mar 2022 / Sep 2027)	8,225,740	4,628,445	3,884,536	1.1x	70,976	2.3x	3,955,512	1.1x	42%	(2)%
Total BREP Asia	$19,846,085	$6,763,275	$11,596,464	1.2x	$9,827,916	1.9x	$21,424,380	1.5x	16%	8%
BREP Co-Investment (f)	7,782,389	136,284	1,142,965	1.4x	15,277,156	2.2x	16,420,121	2.1x	16%	16%
Total BREP	$178,512,387	$45,899,019	$78,518,657	1.1x	$177,993,322	2.2x	$256,511,979	1.7x	17%	13%
*BREDS High-Yield (Various) (g)	27,607,180	9,640,706	5,402,248	1.1x	22,923,144	1.3x	28,325,392	1.3x	10%	9%
Private Equity
Corporate Private Equity
BCP I-III (Oct 1987 / Nov 2002)	$6,187,603	$-	$-	n/a	$14,239,072	2.4x	$14,239,072	2.4x	19%	19%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	187	n/a	2,995,106	1.4x	2,995,293	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	329	n/a	21,720,334	2.9x	21,720,663	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	982,018	7,751	n/a	38,862,488	1.9x	38,870,239	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,794	1,341,577	3,749,193	2.1x	29,465,219	2.3x	33,214,412	2.2x	15%	12%
BCP VII (May 2016 / Feb 2020)	18,872,738	1,464,882	17,109,476	1.7x	21,685,432	2.7x	38,794,908	2.1x	25%	13%
BCP VIII (Feb 2020 / Apr 2024)	25,753,034	7,205,084	27,089,459	1.4x	5,102,888	2.3x	32,192,347	1.5x	35%	10%
*BCP IX (Apr 2024 / Apr 2030)	21,699,785	20,652,930	1,454,909	1.6x	-	n/a	1,454,909	1.6x	n/a	n/m
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	390,794	2.0x	4,456,022	2.0x	4,846,816	2.0x	13%	12%
Energy II (Feb 2015 / Feb 2020)	4,931,260	783,727	3,917,459	1.9x	4,954,266	1.9x	8,871,725	1.9x	12%	8%
Energy III (Feb 2020 / Jun 2024)	4,355,417	1,675,267	5,203,019	2.1x	2,301,128	2.4x	7,504,147	2.2x	38%	25%
*Energy Transition IV (Jun 2024 / Jun 2030)	5,852,687	4,738,767	1,458,397	1.5x	-	n/a	1,458,397	1.5x	n/a	n/m
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	2,715,503	2.2x	2,886,025	3.0x	5,601,528	2.6x	43%	24%
*BCP Asia II (Sep 2021 / Sep 2027)	6,794,242	4,558,655	4,495,291	2.3x	858,688	3.4x	5,353,979	2.4x	106%	41%
BCP Asia III (TBD)	7,906,614	7,906,614	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,130	1,184,250	7,607,485	2.0x	3,086,102	5.5x	10,693,587	2.5x	59%	16%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,231,069	5,028,913	5,067,196	1.5x	502,247	n/a	5,569,443	1.6x	n/a	14%
Total Corporate Private Equity	$165,338,635	$58,335,085	$80,266,448	1.7x	$153,115,017	2.3x	$233,381,465	2.0x	16%	15%
Tactical Opportunities
*Tactical Opportunities (Various)	31,299,857	12,676,036	14,449,563	1.3x	27,911,570	1.8x	42,361,133	1.6x	14%	11%
*Tactical Opportunities Co-Investment and Other (Various)	10,719,054	1,232,593	4,710,265	1.4x	11,033,570	1.8x	15,743,835	1.6x	18%	15%
Total Tactical Opportunities	$42,018,911	$13,908,629	$19,159,828	1.3x	$38,945,140	1.8x	$58,104,968	1.6x	16%	12%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF JUNE 30, 2025(a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Growth

BXG I (Jul 2020 / Feb 2025)	$4,968,719	$724,615	$4,111,011	1.0x	$561,134	2.7x	$4,672,145	1.1x	n/m	(1)%

*BXG II (Feb 2025 / Feb 2030)	4,389,899	4,342,078	-	n/a	-	n/a	-	n/a	n/a	n/a

Total Growth	$9,358,618	$5,066,693	$4,111,011	1.0x	$561,134	2.7x	$4,672,145	1.1x	n/m	(1)%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	9,572	1,962	n/a	16,796,758	n/a	16,798,720	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	590,701	529,398	n/a	4,543,440	n/a	5,072,838	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,633,510	2,657,693	n/a	8,036,195	n/a	10,693,888	1.9x	n/a	15%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	517,352	1,395,364	n/a	1,240,984	n/a	2,636,348	1.8x	n/a	16%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,587,242	7,459,822	n/a	7,549,779	n/a	15,009,601	1.8x	n/a	21%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,055,591	1,708,630	2,543,735	n/a	2,650,956	n/a	5,194,691	1.4x	n/a	11%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	789,234	2,569,431	n/a	640,888	n/a	3,210,319	1.5x	n/a	18%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,692,625	3,697,398	13,603,694	n/a	1,107,668	n/a	14,711,362	1.5x	n/a	21%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	578,490	1,038,195	n/a	11,152	n/a	1,049,347	1.0x	n/a	(2)%

*Strategic Partners Infrastructure IV (Jul 2024 / Jun 2029) (i)	4,637,949	4,190,514	69,750	n/a	-	n/a	69,750	n/m	n/a	n/m

Total Strategic Partners (Secondaries)	$72,133,152	$17,302,643	$31,869,044	n/a	$42,577,820	n/a	$74,446,864	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	55,270	699,827	2.1x	586,139	1.4x	1,285,966	1.7x	6%	9%

BXLS V (Jan 2020 / Mar 2025)	4,993,165	2,566,835	4,705,006	2.1x	1,088,641	1.6x	5,793,647	2.0x	9%	20%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	72,977	0.6x	6,678,087	1.4x	6,751,064	1.4x	n/a	9%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,076,877	1,525,686	1.0x	9,260,802	1.6x	10,786,488	1.5x	n/a	12%

*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	5,016,771	1,369,196	4,206,195	1.2x	2,526,842	1.6x	6,733,037	1.3x	n/a	13%

Mezzanine / Opportunistic V (TBD)	3,916,540	3,916,540	-	n/a	-	n/a	-	n/a	n/a	n/a

Total Mezzanine / Opportunistic	$21,692,444	$7,452,987	$5,804,858	1.1x	$23,274,844	1.5x	$29,079,702	1.4x	n/a	13%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	66,642	0.1x	5,504,072	1.2x	5,570,714	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,068,577	1,454,800	0.8x	5,516,944	1.5x	6,971,744	1.3x	n/a	10%

Total Stressed / Distressed	$15,734,523	$1,616,007	$1,521,442	0.7x	$16,798,114	1.3x	$18,319,556	1.2x	n/a	7%

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€65,796	€172,113	0.3x	€2,981,872	1.3x	€3,153,985	1.1x	n/a	1%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	4,088,344	916,352	2,799,584	0.9x	4,166,690	1.7x	6,966,274	1.3x	n/a	9%

Total European Senior Debt	€6,053,033	€982,148	€2,971,697	0.8x	€7,148,562	1.5x	€10,120,259	1.2x	n/a	6%

Energy I (Nov 2015 / Nov 2018)	$2,856,867	$1,154,819	$173,338	0.8x	$3,422,576	1.6x	$3,595,914	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,464,279	619,526	1.0x	3,216,072	1.4x	3,835,598	1.3x	n/a	15%

*Energy III (May 2023 / May 2028)	6,477,000	3,043,157	3,936,437	1.1x	328,904	1.2x	4,265,341	1.1x	n/a	13%

Total Energy	$12,949,948	$5,662,255	$4,729,301	1.1x	$6,967,552	1.5x	$11,696,853	1.3x	n/a	12%

*Senior Direct Lending I (Dec 2023 / Dec 2025) (k)	2,057,661	736,905	2,162,525	1.1x	64,476	1.1x	2,227,001	1.1x	n/a	11%

Total Credit Drawdown Funds (l)	$59,340,235	$16,621,050	$19,149,462	1.0x	$55,671,872	1.5x	$74,821,334	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF JUNE 30, 2025(a) – (CONT’D)

Selected Perpetual Capital Strategies(m)

($/€ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (n)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (o)	Core+ Real Estate	$64,298,098	4%

BREIT - Blackstone Real Estate Income Trust (2017) (p)	Core+ Real Estate	53,050,569	9%

BREIT - Class I (q)	Core+ Real Estate		9%

BXMT - Blackstone Mortgage Trust (2013) (r)	Real Estate Debt	6,129,160	7%

Private Equity

BXGP - Blackstone GP Stakes (2014) (s)	Minority GP Interests	11,656,689	14%

BIP - Blackstone Infrastructure Partners (2019) (t)	Infrastructure	51,540,327	17%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (u)	Private Equity	12,515,293	16%

BXPE - Class I (v)	Private Equity		17%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (w)	U.S. Direct Lending	16,311,870	11%

BCRED - Blackstone Private Credit Fund (2021) (x)	U.S. Direct Lending	83,511,801	10%

BCRED - Class I (y)	U.S. Direct Lending		10%

ECRED - Blackstone European Credit Fund (2022) (z)	European Direct Lending	€2,613,129	10%

ECRED - Class I (aa)	European Direct Lending		11%

 Investment Records as of June 30, 2025 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 12% Realized Net IRR and 12% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International I-II performance reflects a 10% Realized Net IRR and a 10% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)

European Senior Debt II IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 14% and 8%, respectively, for the levered and unlevered funds of the strategy.

(k)

Senior Direct Lending I IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 14% and 8%, respectively, for the levered and unlevered funds of the strategy.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time
since initial investment. n/a represents “not applicable”. Notes continue on page 22.	Blackstone | 21

INVESTMENT RECORDS AS OF JUNE 30, 2025(a) – (CONT’D)

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(n)

Unless otherwise indicated, Total Net Return represents the annualized inception to June 30, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(o)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 funds, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of June 30, 2025, these vehicles represented $4.4 billion of Total AUM.

(p)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(r)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(s)

Blackstone GP Stakes (“BXGP”) represents the aggregate Total AUM and Total Net Return of BSCH I and II funds that invest as part of the Secondaries GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. As of June 30, 2025, including co-investment vehicles that do not pay fees, BXGP Total AUM is $13.1 billion.

(t)

BIP represents the aggregate Total AUM and Total Net Return of infrastructure-focused funds and co-investment vehicles for institutional investors with a primary focus on the U.S. and Europe. As of June 30, 2025, including co-investment vehicles that do not pay fees, BIP Total AUM is $62.4 billion.

(u)

The BXPE Total Net Return reflects a per share blended return, assuming the BXPE Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXPE. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, vehicles or share classes that report in a foreign currency have been converted to U.S. dollars at the spot rate as of June 30, 2025. Total net return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXPE Total AUM reflects net asset value as of June 30, 2025. BXPE AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(v)

Represents the blended Total Net Return for BXPE Fund Program Class I shares, the Program’s largest share class across vehicles. Performance varies by vehicle and share class. Class I Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, vehicles or share classes that report in a foreign currency have been converted to U.S. dollars at the spot rate as of June 30, 2025. Class I Total Net Return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(w)

The BXSL Total AUM and Total Net Return are presented as of March 31, 2025. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(x)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of June 30, 2025 was $44.3 billion.

(y)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(z)

The ECRED Total Net Return reflects a per share blended return, assuming ECRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from October 3, 2022. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. ECRED net asset value as of June 30, 2025 was €1.3 billion.

(aa)

Represents the Total Net Return for ECRED’s Class I shares, its largest share class. Performance varies by share class. Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. Class I Total Net Return is presented on an annualized basis and is from October 3, 2022.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.21 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $2.30 per common share.

▪	Blackstone declared a quarterly dividend of $1.03 per common share to record holders as of August 4, 2025; payable on August 11, 2025.

						% Change			% Change

($ in thousands, except per share data)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	vs. 2Q’24	2Q’24 YTD	2Q’25 YTD	vs. 2Q’24 YTD

Distributable Earnings	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$1,565,763	25%	$2,518,599	$2,976,568	18%

Add: Other Payables Attributable to Common Shareholders	124,280	73,491	185,782	138,425	142,664	15%	255,200	281,089	10%

DE Before Certain Payables	1,376,501	1,352,141	2,355,275	1,549,230	1,708,427	24%	2,773,799	3,257,657	17%

Percent to Common Shareholders	63%	63%	63%	63%	64%		63%	63%

DE Before Certain Payables Attributable to Common Shareholders	864,033	849,966	1,482,636	980,440	1,086,833	26%	1,735,920	2,067,273	19%

Less: Other Payables Attributable to Common Shareholders	(124,280)	(73,491)	(185,782)	(138,425)	(142,664)	15%	(255,200)	(281,089)	10%

DE Attributable to Common Shareholders	739,753	776,475	1,296,854	842,015	944,169	28%	1,480,720	1,786,184	21%

DE per Common Share	$0.96	$1.01	$1.69	$1.09	$1.21	26%	$1.94	$2.30	19%

Less: Retained Capital per Common Share	$(0.14)	$(0.15)	$(0.25)	$(0.16)	$(0.18)	29%	$(0.29)	$(0.34)	17%

Actual Dividend per Common Share	$0.82	$0.86	$1.44	$0.93	$1.03	26%	$1.65	$1.96	19%

Record Date					Aug 4, 2025

Payable Date					Aug 11, 2025

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,230 million shares.

–	Repurchased 0.2 million common shares in the quarter and 1.7 million common shares over the LTM.

–	Available authorization remaining was $1.8 billion at June 30, 2025.

	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25

Participating Common Shares	768,224,405	767,895,244	768,722,241	773,038,934	782,567,390

Participating Partnership Units	455,642,926	453,685,697	452,448,896	448,468,715	447,574,842

Distributable Earnings Shares Outstanding	1,223,867,331	1,221,580,941	1,221,171,137	1,221,507,649	1,230,142,232

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and Disclosures

Blackstone | 25

BLACKSTONE’S SECOND QUARTER 2025 GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	2Q’24	2Q’25	2Q’24 YTD	2Q’25 YTD	2Q’24 LTM	2Q’25 LTM

Revenues

Management and Advisory Fees, Net	$1,787,313	$2,035,495	$3,514,461	$3,939,812	$6,818,036	$7,614,287

Incentive Fees	188,299	195,414	367,640	387,239	766,858	983,777

Investment Income

Performance Allocations

Realized	531,641	829,820	1,184,158	1,391,870	2,259,021	3,665,458

Unrealized	122,229	313,283	568,172	576,484	(478,679)	379,719

Principal Investments

Realized	74,045	97,171	152,642	282,713	293,572	462,329

Unrealized	(31,776)	365,391	429,847	524,104	154,021	474,848

Total Investment Income	696,139	1,605,665	2,334,819	2,775,171	2,227,935	4,982,354

Interest and Dividend Revenue	104,999	100,389	202,838	197,809	480,345	406,130

Other	19,631	(225,063)	64,451	(298,673)	17,340	(239,431)

Total Revenues	$2,796,381	$3,711,900	$6,484,209	$7,001,358	$10,310,514	$13,747,117

Expenses

Compensation and Benefits

Compensation	766,647	870,358	1,561,450	1,899,720	2,893,595	3,386,499

Incentive Fee Compensation	77,139	67,363	150,846	124,392	304,405	347,132

Performance Allocations Compensation

Realized	260,736	331,191	519,630	573,081	918,499	1,485,668

Unrealized	101,680	152,618	282,580	256,177	(112,729)	113,618

Total Compensation and Benefits	1,206,202	1,421,530	2,514,506	2,853,370	4,003,770	5,332,917

General, Administrative and Other	311,928	360,817	681,878	693,190	1,250,755	1,373,221

Interest Expense	108,616	135,822	216,819	253,937	436,150	480,806

Fund Expenses	5,960	14,434	9,910	26,538	48,913	36,304

Total Expenses	$1,632,706	$1,932,603	$3,423,113	$3,827,035	$5,739,588	$7,223,248

Other Income (Loss)

Change in Tax Receivable Agreement Liability	-	-	-	-	(29,083)	(41,246)

Net Gains (Losses) from Fund Investment Activities	44,934	136,330	27,167	193,905	(181,198)	256,822

Total Other Income (Loss)	$44,934	$136,330	$27,167	$193,905	$(210,281)	$215,576

Income Before Provision for Taxes	$1,208,609	$1,915,627	$3,088,263	$3,368,228	$4,360,645	$6,739,445

Provision for Taxes	260,246	289,494	543,917	533,321	786,434	1,011,075

Net Income	$948,363	$1,626,133	$2,544,346	$2,834,907	$3,574,211	$5,728,370

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	258	18,209	(39,411)	26,109	(295,917)	4,231

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	100,583	240,836	203,410	341,383	263,260	611,799

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	403,108	602,844	1,088,547	1,088,319	1,611,274	2,248,536

Net Income Attributable to Blackstone Inc.	$444,414	$764,244	$1,291,800	$1,379,096	$1,995,594	$2,863,804

Net Income Per Share of Common Stock, Basic	$0.58	$0.98	$1.69	$1.77	$2.62	$3.71

Net Income Per Share of Common Stock, Diluted	$0.58	$0.98	$1.69	$1.77	$2.62	$3.71

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

Net Income Attributable to Blackstone Inc.	$444,414	$780,835	$703,873	$614,852	$764,244	$1,291,800	$1,379,096	$1,995,594	$2,863,804

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	403,108	603,057	557,160	485,475	602,844	1,088,547	1,088,319	1,611,274	2,248,536

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	100,583	202,929	67,487	100,547	240,836	203,410	341,383	263,260	611,799

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	258	(22,184)	306	7,900	18,209	(39,411)	26,109	(295,917)	4,231

Net Income	$948,363	$1,564,637	$1,328,826	$1,208,774	$1,626,133	$2,544,346	$2,834,907	$3,574,211	$5,728,370

Provision for Taxes	260,246	245,303	232,451	243,827	289,494	543,917	533,321	786,434	1,011,075

Income Before Provision for Taxes	$1,208,609	$1,809,940	$1,561,277	$1,452,601	$1,915,627	$3,088,263	$3,368,228	$4,360,645	$6,739,445

Transaction-Related and Non-Recurring Items (a)	4,962	(394)	(393)	18,824	10,381	57,159	29,205	72,291	28,418

Amortization of Intangibles (b)	7,333	7,333	7,333	7,333	7,333	14,666	14,666	29,370	29,332

Impact of Consolidation (c)	(100,841)	(180,745)	(67,793)	(108,447)	(259,045)	(163,999)	(367,492)	32,657	(616,030)

Unrealized Performance Revenues (d)	(122,239)	(1,154,905)	1,351,673	(263,201)	(313,256)	(568,175)	(576,457)	478,676	(379,689)

Unrealized Performance Allocations Compensation (e)	101,680	465,099	(607,658)	103,559	152,618	282,580	256,177	(112,729)	113,618

Unrealized Principal Investment (Income) Loss (f)	38,125	90,254	42,729	(161,257)	(294,093)	(404,851)	(455,350)	(129,968)	(322,367)

Other Revenues (g)	(19,541)	96,329	(155,207)	73,635	225,083	(64,288)	298,718	(17,103)	239,840

Equity-Based Compensation (h)	295,396	262,798	283,149	471,302	312,018	613,175	783,320	1,054,760	1,329,267

Administrative Fee Adjustment (i)	2,465	3,219	3,429	4,186	4,112	4,942	8,298	9,789	14,946

Taxes and Related Payables (j)	(163,728)	(120,278)	(249,046)	(187,730)	(195,015)	(340,873)	(382,745)	(659,998)	(752,069)

Distributable Earnings	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$2,518,599	$2,976,568	$5,118,390	$6,424,711

Taxes and Related Payables (j)	163,728	120,278	249,046	187,730	195,015	340,873	382,745	659,998	752,069

Net Interest and Dividend (Income) Loss (k)	3,425	1,731	18,480	20,530	24,643	13,226	45,173	(55,892)	65,384

Total Segment Distributable Earnings	$1,419,374	$1,400,659	$2,437,019	$1,619,065	$1,785,421	$2,872,698	$3,404,486	$5,722,496	$7,242,164

Realized Performance Revenues (l)	(542,889)	(342,669)	(865,080)	(460,023)	(553,121)	(1,079,282)	(1,013,144)	(2,110,435)	(2,220,893)

Realized Performance Compensation (m)	251,057	157,570	289,595	220,924	256,624	504,081	477,548	925,704	924,713

Realized Principal Investment (Income) Loss (n)	(16,572)	(40,403)	(25,613)	(117,910)	(29,421)	(26,510)	(147,331)	(101,212)	(213,347)

Fee Related Earnings	$1,110,970	$1,175,157	$1,835,921	$1,262,056	$1,459,503	$2,270,987	$2,721,559	$4,436,553	$5,732,637

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$2,518,599	$2,976,568	$5,118,390	$6,424,711

Interest Expense (o)	108,424	111,326	117,027	117,950	125,033	216,064	242,983	434,246	471,336

Taxes and Related Payables (j)	163,728	120,278	249,046	187,730	195,015	340,873	382,745	659,998	752,069

Depreciation and Amortization (p)	25,336	24,685	22,682	22,226	26,642	51,389	48,868	98,238	96,235

Adjusted EBITDA	$1,549,709	$1,534,939	$2,558,248	$1,738,711	$1,912,453	$3,126,925	$3,651,164	$6,310,872	$7,744,351

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

GAAP Unrealized Performance Allocations	$122,229	$1,154,918	$(1,351,683)	$263,201	$313,283	$568,172	$576,484	$(478,679)	$379,719

Segment Adjustment	10	(13)	10	-	(27)	3	(27)	3	(30)

Unrealized Performance Revenues	$122,239	$1,154,905	$(1,351,673)	$263,201	$313,256	$568,175	$576,457	$(478,676)	$379,689

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

GAAP Unrealized Principal Investment Income (Loss)	$(31,776)	$(1,864)	$(47,392)	$158,713	$365,391	$429,847	$524,104	$154,021	$474,848

Segment Adjustment	(6,349)	(88,390)	4,663	2,544	(71,298)	(24,996)	(68,754)	(24,053)	(152,481)

Unrealized Principal Investment Income (Loss)	$(38,125)	$(90,254)	$(42,729)	$161,257	$294,093	$404,851	$455,350	$129,968	$322,367

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non-Recurring Items.

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

GAAP Other Revenue	$19,631	$(96,312)	$155,554	$(73,610)	$(225,063)	$64,451	$(298,673)	$17,340	$(239,431)

Segment Adjustment	(90)	(17)	(347)	(25)	(20)	(163)	(45)	(237)	(409)

Other Revenues	$19,541	$(96,329)	$155,207	$(73,635)	$(225,083)	$64,288	$(298,718)	$17,103	$(239,840)

(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable to holders of the Tax Receivable Agreements based on expected tax savings generated in the current period. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

Taxes	$141,656	$95,483	$211,496	$162,535	$167,162	$297,529	$329,697	$570,496	$636,676

Related Payables	22,072	24,795	37,550	25,195	27,853	43,344	53,048	89,502	115,393

Taxes and Related Payables	$163,728	$120,278	$249,046	$187,730	$195,015	$340,873	$382,745	$659,998	$752,069

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

GAAP Interest and Dividend Revenue	$104,999	$109,774	$98,547	$97,420	$100,389	$202,838	$197,809	$480,345	$406,130

Segment Adjustment	-	(179)	-	-	1	-	1	9,793	(178)

Interest and Dividend Revenue	$104,999	$109,595	$98,547	$97,420	$100,390	$202,838	$197,810	$490,138	$405,952

GAAP Interest Expense	$108,616	$111,337	$115,532	$118,115	$135,822	$216,819	$253,937	$436,150	$480,806

Segment Adjustment	(192)	(11)	1,495	(165)	(10,789)	(755)	(10,954)	(1,904)	(9,470)

Interest Expense	$108,424	$111,326	$117,027	$117,950	$125,033	$216,064	$242,983	$434,246	$471,336

Net Interest and Dividend Income (Loss)	$(3,425)	$(1,731)	$(18,480)	$(20,530)	$(24,643)	$(13,226)	$(45,173)	$55,892	$(65,384)

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25

GAAP Shares of Common Stock Outstanding	722,540,712	730,699,964	731,925,965	737,929,437	739,055,944

Unvested Participating Common Shares	45,683,693	37,195,280	36,796,276	35,109,497	43,511,446

Total Participating Common Shares	768,224,405	767,895,244	768,722,241	773,038,934	782,567,390

Participating Partnership Units	455,642,926	453,685,697	452,448,896	448,468,715	447,574,842

Distributable Earnings Shares Outstanding	1,223,867,331	1,221,580,941	1,221,171,137	1,221,507,649	1,230,142,232
Disclosure of Weighted-Average Shares Common Stock Outstanding

	QTD					YTD		LTM

	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	769,187,351	768,230,595	768,689,957	771,796,385	782,386,121	764,492,944	777,120,501	761,256,453	772,754,797

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	47,326	49,771	80,028	638,217	15,116	253,218	326,667	188,840	195,783

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	769,234,677	768,280,366	768,769,985	772,434,602	782,401,237	764,746,162	777,447,168	761,445,293	772,950,580

Blackstone | 29

BLACKSTONE’S SECOND QUARTER 2025 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25

Assets

Cash and Cash Equivalents	$2,381,436	$2,353,332	$1,972,140	$2,386,979	$2,235,499

Cash Held by Blackstone Funds and Other	219,393	180,545	204,052	1,012,958	313,950

Investments	26,426,289	28,322,715	29,800,566	30,259,429	31,135,504

Accounts Receivable	247,538	300,004	237,930	221,200	357,858

Due from Affiliates	4,868,069	5,163,883	5,409,315	5,434,078	5,516,820

Intangible Assets, Net	183,246	174,265	165,243	156,269	147,294

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	1,083,400	933,990	947,859	929,107	877,000

Right-of-Use Assets	995,524	978,699	838,620	807,487	793,690

Deferred Tax Assets	2,289,932	2,277,807	2,003,948	2,157,920	2,105,277

Total Assets	$40,585,029	$42,575,442	$43,469,875	$45,255,629	$45,373,094

Liabilities and Equity

Loans Payable	$10,688,193	$10,752,246	$11,320,956	$12,454,559	$12,008,870

Due to Affiliates	2,364,099	2,620,530	2,808,148	3,361,900	2,802,514

Accrued Compensation and Benefits	5,703,156	6,398,365	6,087,700	6,164,503	6,065,974

Operating Lease Liabilities	1,142,317	1,136,671	965,742	937,369	918,887

Accounts Payable, Accrued Expenses and Other Liabilities	2,012,969	2,202,689	2,792,314	2,472,395	2,497,969

Total Liabilities	21,910,734	23,110,501	23,974,860	25,390,726	24,294,214

Redeemable Non-Controlling Interests in Consolidated Entities	888,868	892,846	801,399	1,382,374	1,487,129

Equity

Common Stock, $0.00001 par value (739,055,944 shares issued and outstanding as of June 30, 2025)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2025)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2025)	-	-	-	-	-

Additional Paid-in-Capital	6,260,619	6,257,788	7,444,561	7,686,980	7,988,663

Retained Earnings	607,564	760,471	808,079	320,160	362,614

Accumulated Other Comprehensive Loss	(34,617)	(10,609)	(40,326)	(29,027)	1,055

Non-Controlling Interests in Consolidated Entities	5,682,606	6,015,967	6,154,943	6,400,585	6,847,785

Non-Controlling Interests in Blackstone Holdings	5,269,248	5,548,471	4,326,352	4,103,824	4,391,627

Total Equity	17,785,427	18,572,095	18,693,616	18,482,529	19,591,751

Total Liabilities and Equity	$40,585,029	$42,575,442	$43,469,875	$45,255,629	$45,373,094

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25

Investments of Consolidated Blackstone Funds	$3,621,676	$3,873,027	$3,890,732	$4,589,194	$5,101,278

Equity Method Investments

Partnership Investments	6,107,429	6,295,704	6,546,728	6,740,598	6,942,526

Accrued Performance Allocations	11,132,801	12,411,485	12,397,366	12,522,848	12,054,879

Corporate Treasury Investments	176,330	147,642	1,147,328	106,684	229,497

Other Investments	5,388,053	5,594,857	5,818,412	6,300,105	6,807,324

Total GAAP Investments	26,426,289	28,322,715	29,800,566	30,259,429	31,135,504

Accrued Performance Allocations - GAAP	$11,132,801	$12,411,485	$12,397,366	$12,522,848	$12,054,879

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates - GAAP (b)	235,767	253,490	489,086	249,376	229,359

Less: Net Realized Performance Revenues (c)	(146,832)	(141,896)	(1,050,026)	(927,240)	(456,507)

Less: Accrued Performance Compensation - GAAP (d)	(5,007,547)	(5,531,520)	(5,555,870)	(5,446,352)	(5,220,188)

Net Accrued Performance Revenues	$6,214,189	$6,991,559	$6,280,556	$6,398,632	$6,607,543

Corporate Treasury and Other Investments - GAAP	$5,564,383	$5,742,499	$6,965,740	$6,406,789	$7,036,821

Impact of Consolidation (a)	590,551	580,076	622,411	857,457	965,045

Other Assets (e)	218,728	250,996	159,011	180,761	337,228

Other Liabilities (f)	(6,874)	(6,584)	(4,024)	(3,653)	(3,190)

Corporate Treasury and Other Investments - Deconsolidated (g)	$6,366,788	$6,566,987	$7,743,138	$7,441,354	$8,335,904

Partnership Investments - GAAP	$6,107,429	$6,295,704	$6,546,728	$6,740,598	$6,942,526

Impact of Consolidation (h)	(3,401,589)	(3,482,920)	(3,482,497)	(3,559,722)	(3,653,037)

GP/Fund Investments - Deconsolidated	$2,705,840	$2,812,784	$3,064,231	$3,180,876	$3,289,489

Loans Payable - GAAP	$10,688,193	$10,752,246	$11,320,956	$12,454,559	$12,008,870

Impact of Consolidation (i)	(130,321)	(107,715)	(87,488)	(266,568)	(128,335)

Outstanding Debt - Carrying Value	10,557,872	10,644,531	11,233,468	12,187,991	11,880,535

Unamortized Discount	124,677	122,418	127,281	125,209	123,255

Outstanding Debt (at par) - Deconsolidated	$10,682,549	$10,766,949	$11,360,749	$12,313,200	$12,003,790

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $6.8 billion as of June 30, 2025, which was comprised of $6.3 billion of liquid investments and $514 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

Management and Advisory Fees, Net

GAAP	$1,787,313	$1,794,894	$1,879,581	$1,904,317	$2,035,495	$3,514,461	$3,939,812	$6,818,036	$7,614,287

Segment Adjustment (a)	(7,375)	(8,160)	(20,290)	(12,319)	(15,483)	(26,952)	(27,802)	(22,856)	(56,252)

Total Segment	$1,779,938	$1,786,734	$1,859,291	$1,891,998	$2,020,012	$3,487,509	$3,912,010	$6,795,180	$7,558,035

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	188,299	191,794	404,744	191,825	195,414	367,640	387,239	766,858	983,777

Investment Income - Realized Performance Allocations	531,641	414,755	1,858,833	562,050	829,820	1,184,158	1,391,870	2,259,021	3,665,458

GAAP	$719,940	$606,549	$2,263,577	$753,875	$1,025,234	$1,551,798	$1,779,109	$3,025,879	$4,649,235

Total Segment

Less: Realized Performance Revenues	(542,889)	(342,669)	(865,080)	(460,023)	(553,121)	(1,079,282)	(1,013,144)	(2,110,435)	(2,220,893)

Segment Adjustment (b)	16	221	779	63	(63)	52	—	669	1,000

Total Segment	$177,067	$264,101	$1,399,276	$293,915	$472,050	$472,568	$765,965	$916,113	$2,429,342

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	766,647	732,041	754,738	1,029,362	870,358	1,561,450	1,899,720	2,893,595	3,386,499

Incentive Fees Compensation	77,139	73,464	149,276	57,029	67,363	150,846	124,392	304,405	347,132

Realized Performance Allocations Compensation	260,736	169,740	742,847	241,890	331,191	519,630	573,081	918,499	1,485,668

GAAP	$1,104,522	$975,245	$1,646,861	$1,328,281	$1,268,912	$2,231,926	$2,597,193	$4,116,499	$5,219,299

Total Segment

Less: Realized Performance Compensation	(251,057)	(157,570)	(289,595)	(220,924)	(256,624)	(504,081)	(477,548)	(925,704)	(924,713)

Less: Equity-Based Compensation - Fee Related Compensation	(291,540)	(259,265)	(278,849)	(464,053)	(306,495)	(604,940)	(770,548)	(1,039,916)	(1,308,662)

Less: Equity-Based Compensation - Performance Compensation	(3,856)	(3,533)	(4,300)	(7,249)	(5,523)	(8,235)	(12,772)	(14,844)	(20,605)

Segment Adjustment (c)	(5,156)	(22)	3,360	(19,073)	46	(7,680)	(19,027)	(18,714)	(15,689)

Total Segment	$552,913	$554,855	$1,077,477	$616,982	$700,316	$1,106,990	$1,317,298	$2,117,321	$2,949,630

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$311,928	$340,945	$339,086	$332,373	$360,817	$681,878	$693,190	$1,250,755	$1,373,221

Segment Adjustment (d)	(18,806)	(20,122)	6,083	(25,498)	(28,574)	(99,778)	(54,072)	(93,336)	(68,111)

Total Segment	$293,122	$320,823	$345,169	$306,875	$332,243	$582,100	$639,118	$1,157,419	$1,305,110

Realized Performance Revenues

GAAP

Incentive Fees	188,299	191,794	404,744	191,825	195,414	367,640	387,239	766,858	983,777

Investment Income - Realized Performance Allocations	531,641	414,755	1,858,833	562,050	829,820	1,184,158	1,391,870	2,259,021	3,665,458

GAAP	$719,940	$606,549	$2,263,577	$753,875	$1,025,234	$1,551,798	$1,779,109	$3,025,879	$4,649,235

Total Segment

Less: Fee Related Performance Revenues	(177,067)	(264,101)	(1,399,276)	(293,915)	(472,050)	(472,568)	(765,965)	(916,113)	(2,429,342)

Segment Adjustment (b)	16	221	779	63	(63)	52	—	669	1,000

Total Segment	$542,889	$342,669	$865,080	$460,023	$553,121	$1,079,282	$1,013,144	$2,110,435	$2,220,893

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					YTD		LTM

($ in thousands)	2Q’24	3Q’24	4Q’24	1Q’25	2Q’25	2Q’24	2Q’25	2Q’24	2Q’25

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$77,139	$73,464	$149,276	$57,029	$67,363	$150,846	$124,392	$304,405	$347,132

Realized Performance Allocations Compensation	260,736	169,740	742,847	241,890	331,191	519,630	573,081	918,499	1,485,668

GAAP	$337,875	$243,204	$892,123	$298,919	$398,554	$670,476	$697,473	$1,222,904	$1,832,800

Total Segment

Less: Fee Related Performance Compensation (e)	(82,962)	(82,101)	(598,228)	(70,746)	(136,407)	(158,160)	(207,153)	(282,356)	(887,482)

Less: Equity-Based Compensation - Performance Compensation	(3,856)	(3,533)	(4,300)	(7,249)	(5,523)	(8,235)	(12,772)	(14,844)	(20,605)

Total Segment	$251,057	$157,570	$289,595	$220,924	$256,624	$504,081	$477,548	$925,704	$924,713

Realized Principal Investment Income (Loss)

GAAP	$74,045	$95,235	$84,381	$185,542	$97,171	$152,642	$282,713	$293,572	$462,329

Segment Adjustment (f)	(57,473)	(54,832)	(58,768)	(67,632)	(67,750)	(126,132)	(135,382)	(192,360)	(248,982)

Total Segment	$16,572	$40,403	$25,613	$117,910	$29,421	$26,510	$147,331	$101,212	$213,347

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	104,999	109,774	98,547	97,420	100,389	202,838	197,809	480,345	406,130

Interest Expense	(108,616)	(111,337)	(115,532)	(118,115)	(135,822)	(216,819)	(253,937)	(436,150)	(480,806)

GAAP	$(3,617)	$(1,563)	$(16,985)	$(20,695)	$(35,433)	$(13,981)	$(56,128)	$44,195	$(74,676)

Segment Adjustment (g)	192	(168)	(1,495)	165	10,790	755	10,955	11,697	9,292

Total Segment	$(3,425)	$(1,731)	$(18,480)	$(20,530)	$(24,643)	$(13,226)	$(45,173)	$55,892	$(65,384)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts attributable to the reimbursement of certain expenses by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (2) removal of amounts attributable to certain expenses that are reimbursed by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

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NOTES

 Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s net asset value.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Throughout this presentation, Infrastructure refers to our infrastructure-focused funds, including Blackstone Infrastructure Partners’ funds (“BIP”) and Blackstone Infrastructure Strategies (“BXINFRA”). AUM, inflows, and related metrics for Infrastructure refer to BIP and the portion of BXINFRA assets that are managed in Infrastructure. Infrastructure appreciation represents a weighted average of BIP’s appreciation and BXINFRA’s per share appreciation for the period. The returns are weighted based on the average of BIP’s quarterly net asset value and the average of BXINFRA’s monthly net asset values.

▪	Private Credit returns include the Flagship commingled funds across the opportunistic lending, global middle market direct lending funds (including BXSL, BCRED, and ECRED strategies), stressed/distressed strategies, and non-investment grade infrastructure and asset-based credit strategies. Separately managed accounts, funds with a limited number of limited partners that are not broadly marketed, inactive investment strategies, unlevered funds within a strategy that has designated levered and unlevered sleeves, and Multi-Asset Credit strategies are excluded. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

 Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $623 million, $1.5 billion, $1.1 billion, and $119 million, respectively, as of June 30, 2025. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

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NOTES – (CONT’D)

 Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $141 million for 2Q’25 and $265 million for 2Q’25 YTD.

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DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. The Payable under the Tax Receivable Agreement reflects the expected amount of tax savings generated in the period that holders of the Tax Receivable Agreements are entitled to receive in future periods. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows or where required redemption requests are limited in quantum. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2025, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 2Q’25 QTD, 2Q’25 YTD, 2Q’24 QTD and 2Q’24 YTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for both the current year and prior year quarter and YTD periods. These changes typically have an impact on individual quarters but do not impact Income Before Provision (Benefit) for Taxes and Distributable Earnings for the full year.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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